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                                                                    EXHIBIT 10.2

                              AMENDMENT AGREEMENT

                                       to

                   Distributor Agreement dated June 28, 1997
                        between Navius and Fukuda Denshi

                                    RECITALS

This AMENDMENT AGREEMENT is entered into as of August 31st, 1998, by and among Navius Corporation, a California corporation ("Navius"), Fukuda Denshi Co., Ltd. ("Distributor") a Japanese corporation, and EndoSonics corporation, ("EndoSonics") a Delaware corporation.

                                   WITNESSETH

WHEREAS, on the 5th day of August, 1998, Navius was acquired by EndoSonics and is now a wholly owned subsidiary of EndoSonics, and WHEREAS, there is currently a DISTRIBUTION AGREEMENT between Navius and Distributor dated June 28, 1997 ("DISTRIBUTION AGREEMENT"), and
WHEREAS, Navius, EndoSonics, and Distributor desire to amend the DISTRIBUTION AGREEMENT in order to reflect the new ownership of Navius and the new arrangements as hereinbelow set forth, NOW THEREFORE, in consideration of the mutual covenants and agreements on the amendment of the DISTRIBUTION AGREEMENT contained herein, Navius, EndoSonics, and Distributor agree as follows:

Sections 7.1.1. and 7.1.2. of the DISTRIBUTION AGREEMENT shall be amended as follows:

     7.1.1. Price. Distributor agrees to pay Navius the purchase price set forth in Exhibit D. Distributor and Navius will negotiate and agree on an annual basis changes to the prices set forth in Exhibit D.

     7.1.2. Price Reduction. Navius shall reduce the current price to Distributor of the vintage balloon catheter by $50 U.S. Dollars per unit on all shipments to Distributor from the date of this Amendment Agreement.

Section 9.3. of the DISTRIBUTION AGREEMENT shall be amended as follows:

     9.3. Infringement by Third Party. If Distributor is or becomes aware of an infringement or a potential infringement of any Product trademarks registered in the name of Navius, it will promptly notify Navius. If Navius decides not to take action against such infringement, Distributor shall have the right to defend the trademark, at its own expense, provided that it will hold harmless and reimburse Navius for all costs, expense and damages which may be imposed on Navius in connection with such action, and provided further that if Distributor decides to defend the trademark, Navius shall register the sale and exclusive fully paid up license ("Senyo Shiyou Ken") of such Navius' trademark in favor of Distributor.

Section 14.1. of the DISTRIBUTION AGREEMENT shall be amended as follows:

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     14.1.      Term. The initial term of this Agreement shall commence of June
28, 1997, and continue unless earlier terminated, until the date ten (10) years from the Approval Date. Thereafter, the term of the Distribution Agreement may be renewed by mutual agreement of the parties for successive periods of two (2) years each, provided that (i) Distributor has fulfilled its minimum purchase obligation agreed upon with Navius on or before September 30 of each year and
(ii) the parties mutually agree to minimums for each extension year.

Section 17.6. of the DISTRIBUTION AGREEMENT shall be amended as follows to add notice to EndoSonics;

     If to EndoSonics         2870 Kilgore Road
                              Rancho Cordova, CA 95670
                              Fax: (916) 638-7976
                              Attn: President

The parties hereto confirm that the DISTRIBUTION AGREEMENT shall continue in effect with the amendments thereto made by this Amendment Agreement. EndoSonics as the sole owner of Navius hereby undertakes to succeed to and fulfill the obligations of Navius under the Distribution Agreement.

IN WITNESS WHEREOF, Navius, Distributor and EndoSonics have executed this Amendment Agreement, in triplicate originals, by their respective officer hereunto duly authorized, as of the day and year hereinabove written.

                                        Navius
                                        By: /s/ Richard L. Fischer
                                            ---------------------------
                                        Name:    Richard L. Fischer
                                              -------------------------
                                                       (print)
                                        Title:   President
                                               ------------------------

                                        DISTRIBUTOR
                                        Fukuda Denshi Co., Ltd.
                                        By: /s/ Kotaro Fukuda
                                            ---------------------------
                                        Name:    Kotaro Fukuda
                                              -------------------------
                                                       (print)
                                        Title:   President
                                               ------------------------

                                        EndoSonics
                                        By: /s/ Reinhard J. Warnking
                                            ---------------------------
                                        Name:    Reinhard J. Warnking
                                              -------------------------
                                                       (print)
                                        Title:   President & CEO
                                               ------------------------